UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
April 20, 2017

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.                                        Results of Operations and Financial Condition

On April 20, 2017, Merchants Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017.  Additionally, the Company announced the approval by its Board of Directors of a regular quarterly dividend of $0.28 per share on the Company’s common stock payable on May 10, 2017 to stockholders of record on May 1, 2017.  The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

The following exhibit is included with this report:

(d)   Exhibits.

99.1                           Press Release dated April 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

By:	/s/ Richard M. Donovan
Name:	Richard M. Donovan
Title:	Interim Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:  April 20, 2017

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 20, 2017

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